Ivy Funds

Supplement dated April 30, 2018 to the

Ivy Funds Statement of Additional Information

dated January 31, 2018

as supplemented February 26, 2018, April 12, 2018 and April 13, 2018

Effective immediately, the Statement of Additional Information is amended to reflect that the name of Ivy Bond Fund has changed to Ivy Corporate Bond Fund.

Effective September 4, 2018, Stanley J. Kraska of LaSalle Investment Management Securities, LLC will no longer serve as a co-portfolio manager of Ivy Apollo Multi-Asset Income Fund. Accordingly, all references and information related to Mr. Kraska will be deleted in their entirety as of that date.

Effective immediately, the following replaces the first bullet point in the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions — 1. “Name Rule” Investments” section on page 59:

∎	Ivy Corporate Bond Fund’s net assets, plus any borrowings for investment purposes (referred to in this section as Net Assets), will be invested in corporate bonds.

∎	Ivy Crossover Credit Fund’s Net Assets will be invested in bonds.

Effective immediately, the following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers employed by Apollo — Conflicts of Interest” section beginning on page 99:

The following tables provide information relating to the portfolio manager of the specified Funds as of December 31, 2017:

Joseph Moroney — Ivy Apollo Multi-Asset Income Fund*

Ivy Apollo Strategic Income Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles**	Other Accounts
Number of Accounts Managed	4	17	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	17	0
Assets Managed (in millions)	$1,038.4	$9,921.1	$886.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$9,921.1	$0

*	Mr. Moroney assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund effective April 2018.
**	Mr. Moroney is responsible for the oversight of the entire U.S. Performing Credit group, which had assets under management of $30.4 billion as of December 31, 2017, and has since been rolled into Apollo’s Global Liquid Credit group. The disclosures above reflect only those accounts where Mr. Moroney has direct day-to-day responsibilities for oversight of the funds.

Effective immediately, the following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers employed by IGI” section beginning on page 100:

As of March 31, 2018, the dollar range of shares of the Funds beneficially owned by the portfolio manager was:

Manager	Dollar Range of Shares owned in Ivy Apollo Multi- Asset Income Fund	Dollar Range of Shares owned in Ivy Apollo Strategic Income Fund	Dollar Range of Shares owned in Fund Complex
Joseph Moroney*	$0	$0	$0

*	Mr. Moroney assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund effective April 2018.

Supplement	Statement of Additional Information	1